TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica JPMorgan Tactical Allocation VP

Effective immediately, Morgan M. Moriarty, portfolio manager of Transamerica JPMorgan Tactical Allocation VP (“the Portfolio”), is on parental leave and will not be involved in the day to day management of the Portfolio. During the time Ms. Moriarty is on leave, the Portfolio will continue to be managed by the remaining members of the portfolio management team. Ms. Moriarty is expected to return from her leave on or about December 1, 2022, at which time she will resume her role as a member of the Portfolio’s portfolio management team.

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Investors Should Retain this Supplement for Future Reference

August 1, 2022